UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2025

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 23, 2025, Simmons First National Corporation (the “Company”) and its subsidiaries completed steps taken to reposition its consolidated balance sheet (the “Transaction”).

In the Transaction, the Company and its subsidiaries, as applicable, reclassified its held-to-maturity investment securities to available for sale. The Company and its subsidiaries, as applicable, then sold approximately $3.2 billion (amortized cost basis) of its investment securities to Morgan Stanley & Co., LLC based on fair market value for an aggregate price of approximately $2.4 billion. The sale of investment securities resulted in an estimated, realized after-tax loss of approximately $604 million (based on an estimated tax rate of 24.3%), which will be recorded during the third quarter of 2025. Morgan Stanley & Co., LLC served as an underwriter in the Company’s underwritten public offering of 18,653,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock” and such offering, the “Offering”), which generated net proceeds to the Company of approximately $326.9 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering closed on July 23, 2025.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “likely,” “target,” “plan,” “positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” by variations of such words, or by similar expressions. Forward-looking statements include statements relating to the Transaction, the forecasted, estimated or projected impacts (including, but not limited to, the tax impact) thereof, and the Company’s future business operations, strategy and results.

Forward-looking statements, including those relating to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2024, filed on February 27, 2025, and in our other filings with the U.S. Securities and Exchange Commission, which are available at the SEC’s website www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: July 25, 2025	C. Daniel Hobbs,
Executive Vice President and Chief Financial Officer